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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 1998
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                            Skaneateles Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                            0-18513                  16-1368745
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(State or other                     (Commission              (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)



33 E. Genesee Street
Skaneateles, New York                                                 13152
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(address of principal executive office)                            (Zip Code)



Registrant's Telephone number, including area code:  (315) 685-2265
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                                 Not applicable
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         (Former name or former address, if changed since last report)





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Item 5.  Other Events.
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         Skaneateles Bancorp, Inc., announced that its 1998 Annual Meeting of
Shareholders will be held on April 21, 1998 at the Skaneateles Country Club, West Lake Road, Skaneateles, New York at 10:00 a.m. The record date for the meeting is February 20. The purpose of the Annual Meeting will be to elect four directors and to ratify the appointment of the Company's independent auditors, among other matters.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Skaneateles Bancorp, Inc.
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                                                        (Registrant)

                                                 By:  /s/ J. Daniel Mohr
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                                                          J. Daniel Mohr
                                                          Treasurer

Dated January 30, 1998






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